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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 7, 1997
                                 Date of Report
                       (Date of earliest event reported)

                      LONE STAR INTERNATIONAL ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                     33-55254-07             87-0434288
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


                           200 PALO PINTO, SUITE 108
                            WEATHERFORD, TEXAS 76086
              (Address of principal executive offices) (Zip code)

                                 (817) 598-0542
               Registrant's telephone number, including area code
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Lone Star International Energy, Inc. (Company) consummated the acquisition of Energy Reclaim Refrigeration (ERR) with Calvin D. Cline its sole shareholder on April 7, 1997. Under the agreement of acquisition the Company acquired, effective April 2, 1997 all of the authorized, issued and outstanding stock of ERR, totaling 50,000,000 shares of common stock with no par value, all of which was owned beneficially and/or of record by Cline. As consideration, the Company issued to Calvin D. Cline a total of 3,333,333 unregistered Rule 144 Restricted Shares of Lone Star International Energy, Inc. common stock. The negotiations and consideration paid were based on an arms length foundation.

At closing, ERR became a wholly owned subsidiary of the Company, and Calvin D. Cline entered into an Employment and Service Contract with the Company whereby he will serve as President and a Director of ERR. The Employment and Service Contract provides for a five year primary term with automatic rollovers of five year terms. Initial compensation under the Employment and Service Contract was $250,000.00 Annually.

ERR was recently formed Texas Corporation, and had no historical operations. ERR is the owner of certain intellectual property and patents which have been issued by the United States Patent office, and/or Applications for Patents are currently pending. Included as assets of ERR are Patent No. 5,490,398 dated February 13, 1996, Patent application pending, serial No. 08/586,630 approved to issue by the United States Patent office and two patents filed on an Absorption By-Pass Chiller and High Pressure Hydrogenate.

The Company has provided manufacturing facilities for ERR that will enable ERR to commence the production of the Absorption Refrigeration System for the Maritime industry and the prototype production of the Absorption Refrigeration System designed for the utility industry. The Company will also own any amendments, revisions, or modifications of the Patents developed by Calvin D. Cline and ERR.

The valuation of the assets of ERR acquired by the Company are being audited at this time. These valuations will be provided in an amended Form 8-K Report to be filed.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements - to be filed by amendment to this 8-K.

(b)    Exhibits

10.1   Agreement of Acquisition

10.2   Employment Contract

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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

LONE STAR INTERNATIONAL ENERGY, INC.
(Registrant)

Date:  April 7, 1997                  /s/ C. E. Justice
                                      President (principal executive officer)

Date:  April 7, 1997                  /s/ Michael D. Herrington
                                      Chief Financial Officer, Treasurer
                                      (principal accounting officer)
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                               INDEX TO EXHIBITS


Exhibit No.   Description
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
10.1          Agreement of Acquisition

10.2          Employment Contract